SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2002

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                333-75724-04                   06-1204982
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       (State or other            (Commission                   (IRS Employer
jurisdiction of incorporation)    File Number)               Identification No.)

1285 Avenue of the Americas, New York, New York                    10019
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


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          (Former name or former address, if changed since last report)

ITEM 5. Other Events
        ------------

            On April 29, 2002 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2, Class 1-A-1, Class 1-A-X, Class 1-PO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-X, Class 2-PO, Class A-R, Class 3-A-1, Class 3-A-X, Class 3-PO, Class B-1, Class B-2, Class B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $615,346,999. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, JPMorgan Chase Bank as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2, Class B-4, Class B-5,Class B-6 Class 3-B-4, Class 3-B-5 and Class 3-B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.


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

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (EX-4) Pooling and Servicing Agreement, dated as of April 1, 2002, among Mortgage Asset Securitization Transactions, Inc., Wells Fargo Bank Minnesota, N.A., JPMorgan Chase Bank and UBS Warburg Real Estate Securities Inc.


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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

May 13, 2002

                                        By: /s/ Craig Eckes
                                            ------------------------------------
                                            Name: Craig Eckes
                                            Title: Director


                                        By: /s/ Eric Daouphars
                                            ------------------------------------
                                            Name: Eric Daouphars
                                            Title: Director


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

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of April 1, 2001, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Wells Fargo
                        Bank Minnesota, N.A., JPMorgan
                        Chase Bank and UBS Warburg Real
                        Estate Securities Inc.


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